Exhibit 10.1

Execution Version

FOURTH AMENDMENT

TO

SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

Dated as of April 15, 2009

AMONG

BILL BARRETT CORPORATION,

AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) dated as of April 15, 2009 is among BILL BARRETT CORPORATION, a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”)’ each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of March 17, 2006 (as amended by the First Amendment to Second Amended and Restated Credit Agreement dated November 6, 2007, the Second Amendment to Second Amended and Restated Credit Agreement dated March 4, 2008, the Third Amendment to Second Amended and Restated Credit Agreement dated October 20, 2008, and as further amended, restated, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and the Super-Majority Lenders have agreed to make certain other changes to the Credit Agreement.

C. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Fourth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fourth Amendment. Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The following definition is hereby added where alphabetically appropriate to read as follows:

“Fourth Amendment” means that certain Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of April 15, 2009 among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

(b) The following definitions are hereby amended by deleting such definitions in their entirety and replacing them with the following definitions:

“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, including the Schedules and Exhibits hereto, as the same may be amended or supplemented from time to time.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Percentage	≤ 50%	> 50% ≤ 75%	> 75% ≤ 90%	> 90%
ABR Loans	0.750%	1.000%	1.250%	1.500%
Eurodollar Loans	1.750%	2.000%	2.250%	2.500%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” means the rate per annum set forth on the applicable grid when the applicable Borrowing Base Utilization Percentage is at its highest level; provided further that the Applicable Margin shall revert to the previous Applicable Margin upon the Borrower’s delivery of such Reserve Report.

“Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit within three (3) Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, the Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement, (c) failed, within three (3) Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit; provided that any such Lender shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Administrative Agent; (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (e) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or

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indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in such Lender or a parent company thereof by a Governmental Authority or an instrumentality thereof.

2.2 Amendment to Section 2.08. The following Subsection (k) shall be added to the end of Section 2.08:

(k) Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(i) if any LC Exposure exists at the time a Lender is a Defaulting Lender, then the Borrower shall within one Business Day following notice by the Administrative Agent cash collateralize such Defaulting Lender’s LC Exposure in accordance with the procedures set forth in Section 2.08(j) for so long as such LC Exposure is outstanding;

(ii) if any Defaulting Lender’s LC Exposure is not cash collateralized as required in Section 2.08(k)(i) above, then, without prejudice to any other rights or remedies of the Issuing Bank or any Lender hereunder, all letter of credit fees payable under Section 3.05(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until such LC Exposure is cash collateralized;

(iii) so long as any Lender is a Defaulting Lender, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 2.08(k)(i) above; and

(iv) for the avoidance of doubt, the Borrower shall retain and reserve its other rights and remedies respecting each Defaulting Lender.

Section 3. Borrowing Base. For the period from and including April 15, 2009 until the next Redetermination Date, the Borrowing Base is $600,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c), Section 9.12(d) or Section 9.18.

Section 4. Conditions Precedent. This Fourth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

4.1 The Administrative Agent shall have received from the Super-Majority Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Person.

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4.2 No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Fourth Amendment.

The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.

5.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing, (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect and (iv) the Mortgaged Properties represent at least 80% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report.

5.3 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

5.4 NO ORAL AGREEMENT. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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5.5 GOVERNING LAW. THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

BORROWER:	BILL BARRETT CORPORATION

	By:	/s/ Robert W. Howard
	Name:	Robert W. Howard
	Title:	Chief Financial Officer

GUARANTORS:	CIRCLE B LAND COMPANY LLC

	By:	/s/ Robert W. Howard
	Name:	Robert W. Howard
	Title:	Chief Financial Officer

BILL BARRETT CBM CORPORATION

	By:	/s/ Robert W. Howard
	Name:	Robert W. Howard
	Title:	Chief Financial Officer

BILL BARRETT CBM, LLC

	By:	BILL BARRETT CBM CORPORATION, as manager

	By:	/s/ Robert W. Howard
	Name:	Robert W. Howard
	Title:	Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Ryan Fuessel
Name:	Ryan Fuessel
Title:	Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Stephen J. Hoffman
Name:	Stephen J. Hoffman
Title:	Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Dusan Lazaroy
Name:	Dusan Lazaroy
Title:	Vice President

By:	/s/ Michael M. Meagher
Name:	Michael M. Meagher
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BMO CAPITAL MARKETS FINANCING, INC. f/k/a Harris Nesbitt Financing, Inc., as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK plc, as a Lender

By:	/s/ Maria Lund
Name:	Maria Lund
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORTIS CAPITAL CORP., as a Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Director

By:	/s/ Ilene Fowler
Name:	Ilene Fowler
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Oleg Kogan
Name:	Oleg Kogan
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF SCOTLAND plc, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GE BUSINESS FINANCIAL SERVICES INC. FKA MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as a Lender

By:	/s/ Brian P. Ward
Name:	Brian P. Ward
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ David Simpson
Name:	David Simpson
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

UNION BANK, N.A. (formerly known as UNION BANK OF CALIFORNIA, N.A., as a Lender)

By:	/s/ Whitney Randolph
Name:	Whitney Randolph
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK, as a Lender

By:	/s/ Greg Determann
Name:	Greg Determann
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ Matt Turner
Name:	Matt Turner
Title:	Corporate Banking Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE, CAYMAN ISLANDS BRANCH as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Vice President

By:	/s/ Shaheen Malik
Name:	Shaheen Malik
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTY BANK AND TRUST COMPANY, as a Lender

By:	/s/ Gail J. Nofsinger
Name:	Gail J. Nofsinger
Title:	Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender

By:	/s/ Andrew Caditz
Name:	Andrew Caditz
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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